united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-22208

Valued Advisers Trust
(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH	45246
(Address of principal executive offices)	(Zip code)

Ultimus Fund Solutions, LLC

Attn: Bryan Ashmus

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	513-587-3400

Date of fiscal year end:	5/31

Date of reporting period:	5/31/18

Item 1. Reports to Stockholders.

BFS Equity Fund

Letter to Shareholders

Dear Fellow Shareholders,

This annual report covers the period June 1, 2017 through May 31, 2018 – the BFS Equity Fund’s fourth full fiscal year.

The BFS Equity Fund (the “Fund”) was launched on November 8, 2013, with initial funds from investors of $1.1 million. On June 1, 2017, at the start of the Fund’s fiscal year, the Fund had net assets of $27.2 million. During the course of the fiscal year, the net assets of the Fund increased 16.9% to $31.8 million, as of May 31, 2018. This growth was driven by inflows from investors into the Fund, as well as by the positive investment return achieved by the Fund over the past fiscal year. As of May 31, 2018, there were approximately 596 investors in the Fund.

The BFS Equity Fund achieved a total return of 15.36% for the fiscal year commencing June 1, 2017 and ending May 31, 2018. This was slightly greater than the 14.38% total return of the S&P 500® Index (“S&P 500”) and less than the 18.91% total return of the Dow Jones Industrial Average (“Dow Jones”) for the same period.

This report includes a commentary from the Lead Portfolio Manager, Tim Foster, and Co-Portfolio Managers, Tom Sargent and Keith LaRose. You will also find a listing of the portfolio holdings as of May 31, 2018, as well as financial statements and detailed information about the performance and positioning of the BFS Equity Fund.

The S&P 500 has now entered its tenth consecutive year of positive returns. However, the stock market’s behavior thus far in 2018 is very different from 2017. Last year was notable for the market’s lack of volatility. This year, we have already witnessed a correction of more than 10%, and investors have had to become re-accustomed to daily fluctuations of 400 or 500 points on the Dow Jones. The daily volatility so far this year has seemed to originate from the extreme partisan behavior in Washington D.C., the fear of a trade war between the U.S. and its major trading partners (especially China), and the heightened possibility of conflict between Russian-backed and U.S.-backed forces in the Middle East. And, at the moment, there are no shortages of geopolitical issues around the globe which could lead to unintended conflicts. Some of these include tensions in North Korea, Syria, and Israel and its neighbors.

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On balance, we believe that the tax reform bill will help produce a stronger economy in 2018, leading to robust corporate earnings. With the U.S. economy poised to achieve 3%+ real GDP growth, a strong global economy, and the effect of lower taxes, these earnings should lead to a positive 2018 for the U.S. stock market but one which is more volatile as the market encounters anxieties caused by one or more of the above pitfalls.

In closing, it is important to reiterate our belief that our investment strategy of investing in quality growth stocks purchased with a risk-mitigating approach and positioned to provide a margin of safety in the case of economic or market weakness is effective over the longer term. We believe the Fund’s ownership of shares in quality companies with sound business models, strong brands, good balance sheets, professional management, and robust cash flow should be able to withstand market corrections, even bear markets, and perform well over the longer term.

The Portfolio Managers of the BFS Equity Fund and I are shareholders together with you. We thank you for the trust that you have placed in us to manage your assets.

Sincerely,

Stephen L. Willcox
President and CEO
Bradley, Foster & Sargent, Inc.

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BFS Equity Fund

Portfolio Managers Letter

As of March of this year, the bull market entered its tenth year of advance. That is nearly twice the duration of many prior bull markets over the past fifty years. The near tripling of the S&P 500 over this period is also well above the average doubling gain of historical bull markets over the same fifty years. Market volatility entered record territory over the past year with the VIX index resting near record lows. Until February of 2018, the market sailed through almost 15 months with less than a 3% pullback. The average pullback in any given year is closer to 14%.

Real GDP growth is accelerating from a roughly 2% annual pace last year to 3% this year. Inflation and interest rates remain low, as do credit quality spreads. Corporate profit margins remain near record highs. Earnings estimates for the S&P 500 continue to be revised upward. There is plenty of good news. However, in the words of Alfred E. Newman of MAD magazine fame, “What – me worry?”

Complacency, as evidenced by the record low VIX readings and tight trading ranges, can be worrisome in itself. Complacency is ephemeral, so once you’ve got it, the only change that can happen is to lose it. In January and for the first time in more than a couple of years, the market finally experienced a pullback in excess of 10%. Corrections are very much a part of any bull market cycle. In fact, this has been the ninth correction of roughly 10% since the current cycle started in 2009. Now that the market is behaving in a more traditional trading pattern of two steps forward and one step back, the market may currently be in a better position for another two steps forward.

Other than putting the inevitable behind us for the time being, a second benefit to the market’s first quarter correction is the improvement in valuation. As the market pulled back approximately 10%, underlying economic growth was accelerating modestly and tax law changes were driving earnings estimates more than 10% higher. The net result has been a decline in the P/E multiple for the market from a fairly lofty 19 down to a more modest 16-17. From this valuation base, as long as the economy doesn’t overly rev up to the point of rapidly accelerating inflation, and as long as the Fed doesn’t overshoot in tapering accommodative monetary policy, there remains a fundamental rationale for the market to push higher.

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INVESTMENT STRATEGY

As we near the end of the second quarter of 2018, the S&P 500 is now up approximately +4% year to date. Underlying this modest gain is a very strong divergence of growth stocks triumphing over value stocks. In fact, the Russell 3000 growth index is up in excess of +20% over the past twelve months while the Russell 3000 value index is up less than +10%. The primary drivers of the surge in growth stocks has been the ever popular FAANG group – our friends: Facebook, Apple, Amazon, Netflix and Google (Alphabet). These stocks alone make up almost 15% of the S&P 500. With the exception of Netflix, whose business model and valuation failed to lure our attention, the BFS Equity Fund (the “Fund”) owns the other four pillars of technology. The Fund’s weightings in these names, however, is less than their collective weightings in the S&P 500. The net result can be a stock like Apple contributing a very healthy +24% return, but on a basis relative to the S&P 500, Apple was one of the Fund’s largest detractors due to the Fund’s less than market weighting. We have continued to reduce the Fund’s exposure to FAANG names, because valuations are high and dominance in the company’s respective realms is beginning to draw regulatory scrutiny in both the U.S. and abroad. In addition, we have witnessed these traditional “growth” names filtering into traditional “value” funds, suggesting that the FAANG trade has become “crowded”. No matter how compelling an investment story, a crowded trade is generally a losing proposition.

As we discussed in our semi-annual report last fall, we believe there has been a fundamental change in the inflation (and interest rate) outlook, which is guiding our selection strategies in the direction of inflation beneficiaries and away from those companies that face greater headwinds in a rising inflation economy. To wit – The Fund’s dearth of exposure to utilities, telecom, and real estate and the Fund’s growing exposure to materials and energy. We see inflation pressures rising on several fronts. Many industrial materials – the basis for cost of goods sold in many industries – have advanced significantly from recent bottoms. Rising prices at the pump are easily recognized by consumers, but at the same time lumber, copper, edible grains, and the cobalt to make Tesla vehicles get up and go are sharply higher, as well. Unemployment is near a 50 year low at 3.8%. Without a little slack in the labor markets, wages will be driven higher. Average hourly earnings are advancing at a 2.7% rate, well above the Fed inflation target of 2.0%. The Output Gap has closed. When economic growth exceeds the theoretical speed limit for economic growth, the disinflationary effect of putting underutilized assets to work reverses. Additional work shifts and manufacturing lines stretched to the max can lead to higher costs.

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The BFS Equity Fund continues to be managed with a focused portfolio of approximately 30-40 companies in roughly equal shares. Rather than weight the Fund’s individual holdings to mirror the weightings in the S&P 500, we prefer to give each company roughly the same initial kick off at approximately 2% of the portfolio. Divergence in position size down the road reflects both stock performance and corporate developments that may either enhance or detract from our investment thesis.

INVESTMENT COMMENTARY

The news on the economy remains constructive. First quarter Real GDP growth held steady near the 3% mark. The Leading Economic Indicators point to continued underlying strength in the economy, as do the ISM Manufacturing Index registering 59.7 and the Services Index registering 58 in May. Industrial production is rising at +4.3% per year. Durable Goods have registered particularly strong sales +8.9% year-over-year in April. Consumer confidence remains near a record level as does equity on consumers’ balance sheets. New highs have been hit in aggregate net worth. Housing starts (1.3 million) have softened with somewhat higher mortgage rates and rising home prices. Auto sales have rolled over from recent highs but remain fairly robust near 17 million units per year.

Some sector highlights of the past twelve months follow:

Information Technology

The Information Technology sector was both the Fund’s heaviest weighted at 25.0% and highest earning sector at +33.4%. While weighted slightly lower than the S&P 500 Technology sector weighting of 26.0%, the Fund’s total return of +33.4% outpaced the S&P 500 Technology sector return of +28.2%. Adobe (+75.7%) was the stand out performer. In addition, Apple, ADP, Facebook, Microsoft, and Cisco all provided better than +20.0% returns. On the weak side was a newly purchased position in Oracle (-7.0%), as well as a slight decline in a second new position, Dolby Labs (-1.9%). The lagging performance in both of these stocks made for attractive purchase valuations and we expect both names to rebound.

Healthcare

Healthcare was the Fund’s second largest sector weighting at 17.0% versus the S&P 500 sector at 13.9%. The Fund’s sector performance was +22.1% versus the S&P 500 sector performance of +10.3%. The overweighting and outperformance of the Fund’s stock selection made for a win/win in performance relative to the S&P 500 benchmark. Our

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primary theme in the sector has been to focus more on distributors and providers of life science equipment versus traditional pharmaceutical and biotech companies. Long time holding, Abbott Labs, was the top performer (+37.5%) followed closely by animal health leader, Zoetis (+35.3%). Johnson & Johnson, another long time holding, took a breather over the past twelve months declining by -4.3%. New addition, Mettler Toledo, another provider to the life sciences industry, also declined slightly (-1.6%).

Consumer Discretionary

Third largest in weighting is the Fund’s Consumer Discretionary holdings. The Fund is overweight the S&P 500 at 14.2% versus the S&P 500 sector at 12.9%. Consumer Discretionary was another win/win sector for the Fund as the Fund’s selections returned +19.2% versus the S&P 500 sector return of +17.8%. Amazon was far and away the driver of performance, returning a whopping +63.8%. Nike was another excellent contributor (+37.3%), followed by Home Depot (+24.3%). It was a tough year for some prior top performers including Starbucks (-9.0% due to slower year-over-year comparable sales), Disney (-6.4% due to declining ESPN subscribers), and a newly established position in home builder, NVR (-3.5% likely due to rising mortgage rates).

Industrials

The Fund’s Industrials holdings were the largest overweighting of a sector relative to any of the S&P 500 sectors. Industrials weighed in at 14.0% versus 9.9% for the S&P 500 Industrials. The Fund’s Industrial sector return of +7.5% trailed the S&P 500 sector return of +10.4%. One stock, General Electric, was the prime contributor to the underperformance. GE declined -39.4%. After GE’s announcement that they would need to spend billions to boost reserves for long-term care insurance they sold decades ago, and that there were some “accounting issues” that needed to be rectified, the stock was sold, ending a very troubling ownership relationship with this formerly blue-ist of Blue Chip names. Old “sandbox” favorites, Caterpillar and John Deere, were both big contributors with Caterpillar +47.4% and John Deere +24.2%. North Korea, Soviet, and Iran threats pushed Raytheon to new highs as well (+30.0%).

Financials

The Fund is underweight the S&P 500 in the Financials sector, 10.8% for the Fund versus 14.2% for the S&P 500. The underweighting is less strategic than happenstance, having sold the Fund’s position in MetLife for (once again) those dreaded two words “accounting issues”! The Fund lost -3.1% in MetLife. The Fund also had a modest loss

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in Chubb (-6.9%). Last year’s Gulf hurricane and California fire seasons were hard on Chubb’s catastrophe losses, but we remain confident in this best-of-class property and casualty insurer. The Fund’s big Financials Sector winners were J.P. Morgan (+33.1%) and American Express (+29.7%).

Energy

Energy stocks were equally weighted to the S&P 500 Energy sector at 6.3%, but the Fund’s performance in the sector (+1.0%) paled compared to the S&P 500 sector (+19.9%). While oil prices rallied, natural gas prices did not. The Fund did however make a small gain (+3.9%) in Marcellus gas producer, Cabot Energy, which has been sold. The Fund swapped out of the Fund’s Exxon position (-.6%) in favor of Chevron (+.2%). The Fund continues to hold Apache (-10.3%) and drilling service provider, Schlumberger (+1.0%). Both of these names have shown better performance since the close of the fiscal year.

Consumer Staples

The world has changed in terms of consumer packaged goods. Consumer tastes have shifted from processed foods to fresh foods and the Consumer Staples sector has suffered. The Fund is underweight the sector at 5.6% versus the S&P 500 weighting of 6.7%. To the Fund’s benefit, the S&P 500 sector lost -10.1% while the Fund’s selections gained +4.5% - the Fund’s best performance relative to any S&P 500 sector. Costco was the Fund’s big winner (+25.4%) having purchased the stock during the downdraft created by Amazon’s purchase of Whole Foods last year. Pepsi helped (+4.4%); Mondelez hurt (-14.0%). Following poor performance in the sector, valuations have improved markedly, and we are again searching for bargains.

Materials

Last among the overweighted sectors relative to the S&P 500 is Materials. The Fund only owns two names: Mosaic, a fertilizer manufacturer, contributed +22.7%. Ecolab, a provider of both cleaning chemicals and services, returned +8.6%. The Fund’s sector return of +16.1% was well ahead of the S&P 500 sector return of +11.6%.

Utilities, Real Estate, and Telecommunication Services

The Fund had only one brief exposure to these three sectors, Spirit Realty (+4.9%), which has been sold. Avoiding these sectors was helpful in that the S&P 500 Utilities lost -2.1%, the Telecommunication Services sector lost -3.9%, and the Real Estate sector gained only +2.5%. All three sectors are highly interest rate sensitive and hold little interest for us at this time.

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CLOSING COMMENTS

Since the 2009 financial crisis market bottom, the three primary drivers of a rising stock market have been firing on all cylinders. 1) Revenue growth has been accelerating, leveraged by 2) expanding margins, and compounded again by 3) an expanding market multiple. While we do not expect an imminent reversal of these positive trends, this virtuous market cycle may ultimately shift to the vicious side given: 1) market valuation levels above long term averages (and likely to compress in the face of any uptick in inflation); 2) current record high corporate profit margins (potentially under pressure from rising commodity costs, tight labor, and rising interest rates); and 3) revenue growth rolling over as a result of tighter monetary conditions and a potentially stronger U.S. dollar.

The most pressing geopolitical risk facing the markets appears to be the threat of a global trade war, especially with China. While tariffs may have been one of the primary culprits for the shift to more volatile markets, it is important to keep in mind that the scale of the tariffs is dwarfed by the massive fiscal stimulus created by the passage of the 2018 tax bill. In addition, while the business cycle may be extended, none of the red flags of recession, namely: 1) an inverted yield curve, 2) a sharp spike in commodity prices, 3) restrictive Fed policy, 4) a rollover of corporate profits, 5) a decline in Leading Economic Indicators, 6) a rise in unemployment claims, or 7) widening credit spreads, are currently in evidence.

Given the many cross currents, we expect higher volatility in the coming year than the year just ended. We remain constructive in our view that stock prices can continue to advance. However, given the above average valuation of the market, the current peak corporate profit margins, and more modest monetary accommodation going forward, we expect equity returns to be more modest for some period of time.

We, the portfolio managers at Bradley, Foster & Sargent, Inc., are shareholders as well of the BFS Equity Fund. We look forward to serving you through our management of the Fund. Thank you for placing your capital under our care.

Timothy Foster Lead Portfolio Manager	Keith LaRose Co-Portfolio Manager	Thomas Sargent Co-Portfolio Manager

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BFS Equity Fund

ANNUAL PERFORMANCE REVIEW
(UNAUDITED)

The Fund (+15.36%) outperformed the S&P 500 (+14.38%) for the twelve month period commencing June 1, 2017 and ending May 31, 2018. The Fund trailed the performance of the Dow Jones Industrial Average, which gained +18.91% over the same period.

Key Detractors from Relative Results

●	The S&P 500, being market cap weighted, as well as the Dow Jones Industrial Average being market price weighted, create benchmarks quite different from the largely unit weighted BFSAX Fund.

●

The Fund’s largest overweighting (Industrials 14.0% vs. 9.9% for the S&P 500), accompanied by a lower sector return of +7.5% vs. +10.4% hurt relative returns. General Electric (-39.4%) was the primary detractor. The Fund’s position in GE has been sold.

●

The Fund’s Energy sector, which was equally weighted to the S&P 500’s, performed poorly versus the S&P 500’s Energy sector (+1.0% vs. +19.9%). The Fund's sector stock selections have been restructured with new energy names.

Key Contributors to Relative Results

●

On the positive side, the Fund outperformed the S&P 500 Information Technology sector – the largest single sector in the Fund and in the S&P 500. Adobe provided the Fund’s highest individual stock return (+75.7%).

●	The Fund also outperformed the S&P 500 Healthcare Sector (+22.1% vs. +10.3%), led by Abbott and Zoetis. The Fund’s overweighting in the sector was a major contributor to the Fund’s results.

FUND INFORMATION

May 31, 2018

ASSET ALLOCATION

TEN LARGEST HOLDINGS (%)	FUND
Adobe Systems	3.5
Danaher	3.4
Zoetis	3.2
Costco	3.1
Chubb	3.1
Citigroup	2.9
JPMorgan Chase	2.9
Microsoft	2.8
Mosaic	2.6
Amazon.com	2.6

SECTOR DIVERSIFICATION (%)	FUND	S&P 500
Information Technology	25.0	26.0
Healthcare	17.0	13.9
Consumer Discretionary	14.2	12.9
Industrials	14.0	9.9
Financials	10.8	14.2
Energy	6.3	6.3
Consumer Staples	5.6	6.7
Materials	4.8	2.8
Utilities	0.0	2.8
Real Estate	0.0	2.7
Telecommunication Services	0.0	1.8
Cash Equivalents	2.3	0.0

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BFS Equity Fund

Investment Results (Unaudited)

Average Annual Total Returns(a) (For the periods ended May 31, 2018)

	One Year	Three Year	Since Inception (November 8, 2013)
BFS Equity Fund	15.36%	8.96%	9.58%
S&P 500® Index(b)	14.38%	10.97%	12.05%
Dow Jones Industrial Average®(c)	18.91%	13.46%	12.82%

Total annual fund operating expenses, as disclosed in the BFS Equity Fund’s (the “Fund”) prospectus dated September 28, 2017, were 1.75% of average daily net assets (1.25% after fee waivers/expense reimbursements by Bradley, Foster & Sargent, Inc. (the “Adviser”)). The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund until September 30, 2018, so that total annual fund operating expenses does not exceed 1.00%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including exchange-traded funds, that have their own expenses. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following the month in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 575-2430.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)

The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The Dow Jones Industrial Average® is a widely recognized unmanaged index of equity prices and is representative of a narrower market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

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The chart above assumes an initial investment of $10,000 made on November 8, 2013 (commencement of operations) held through May 31, 2018. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (855) 575-2430. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

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BFS Equity Fund
Schedule of Investments

May 31, 2018

Shares		Fair Value
COMMON STOCKS — 97.74%

	Aerospace & Defense — 6.19%
1,800	Northrop Grumman Corporation	$589,050
3,000	Raytheon Company	628,500
6,000	United Technologies Corporation	748,920
		1,966,470
	Banks — 5.80%
14,000	Citigroup, Inc.	933,660
8,500	JPMorgan Chase & Company	909,585
		1,843,245
	Chemicals — 4.84%
5,000	Ecolab, Inc.	713,050
30,000	Mosaic Company (The)	824,700
		1,537,750
	Communications Equipment — 2.42%
18,000	Cisco Systems, Inc.	768,780
	Consumer Finance — 1.86%
6,000	American Express Company	589,800
	Electronic Equipment, Instruments & Components — 4.64%
9,000	Amphenol Corporation, Class A	782,370
11,000	Dolby Laboratories, Inc., Class A	690,800
		1,473,170
	Energy Equipment & Services — 1.73%
8,000	Schlumberger Ltd.	549,360
	Food & Staples Retailing — 3.12%
5,000	Costco Wholesale Corporation	991,200
	Food Products — 2.47%
20,000	Mondelez International, Inc., Class A	785,400
	Health Care Equipment & Supplies — 5.77%
12,000	Abbott Laboratories	738,360
11,000	Danaher Corporation	1,092,080
		1,830,440
	Hotels, Restaurants & Leisure — 2.50%
14,000	Starbucks Corporation	793,380
	Household Durables — 2.35%
250	NVR, Inc.(a)	747,635
	Insurance — 3.09%
7,500	Chubb Ltd.	980,175
	Internet & Direct Marketing Retail — 2.57%
500	Amazon.com, Inc.(a)	814,810

12	See accompanying notes which are an integral part of these financial statements.

BFS Equity Fund
Schedule of Investments (continued)

May 31, 2018

Shares		Fair Value
COMMON STOCKS — 97.74% - continued

	Internet Software & Services — 4.54%
700	Alphabet, Inc., Class A(a)	$770,000
3,500	Facebook, Inc., Class A(a)	671,230
		1,441,230
	IT Services — 2.46%
6,000	Automatic Data Processing, Inc.	780,120
	Life Sciences Tools & Services — 6.19%
2,500	Illumina, Inc.(a)	681,100
1,200	Mettler-Toledo International, Inc.(a)	660,888
3,000	Thermo Fisher Scientific, Inc.	624,810
		1,966,798
	Machinery — 7.80%
3,500	Caterpillar, Inc.	531,685
3,500	Deere & Company	523,285
10,000	Fortive Corporation	726,900
5,000	Stanley Black & Decker, Inc.	696,200
		2,478,070
	Media — 2.51%
8,000	Walt Disney Company (The)	795,760
	Oil, Gas & Consumable Fuels — 4.62%
18,000	Apache Corporation	720,000
6,000	Chevron Corporation	745,800
		1,465,800
	Pharmaceuticals — 5.05%
5,000	Johnson & Johnson	598,100
12,000	Zoetis, Inc.	1,004,400
		1,602,500
	Software — 8.84%
4,500	Adobe Systems, Inc.(a)	1,121,760
9,000	Microsoft Corporation	889,560
17,000	Oracle Corporation	794,240
		2,805,560
	Specialty Retail — 2.06%
3,500	Home Depot, Inc. (The)	652,925
	Technology Hardware, Storage & Peripherals — 2.06%
3,500	Apple, Inc.	654,045
	Textiles, Apparel & Luxury Goods — 2.26%
10,000	NIKE, Inc., Class B	718,000
	Total Common Stocks (Cost $22,756,621)	31,032,423

See accompanying notes which are an integral part of these financial statements.	13

BFS Equity Fund
Schedule of Investments (continued)

May 31, 2018

Shares		Fair Value
MONEY MARKET FUNDS — 2.27%

719,656	Fidelity Investments Money Market Government Portfolio — Institutional Class, 1.68%(b)	$719,656
	Total Money Market Funds (Cost $719,656)	719,656

	Total Investments — 100.01% (Cost $23,476,277)	31,752,079

	Liabilities in Excess of Other Assets — (0.01)%	(2,235)

	NET ASSETS — 100.00%	$31,749,844

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of May 31, 2018.

The industries shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

14	See accompanying notes which are an integral part of these financial statements.

BFS Equity Fund
Statement of Assets and Liabilities

May 31, 2018

Assets
Investments in securities at fair value (cost $23,476,277)	$31,752,079
Receivable for fund shares sold	15,138
Dividends receivable	25,905
Prepaid expenses	10,512
Total Assets	31,803,634
Liabilities
Payable to Adviser	10,468
Payable to Administrator	6,749
Distribution fees accrued	13,093
Other accrued expenses	23,480
Total Liabilities	53,790
Net Assets	$31,749,844
Net Assets consist of:
Paid-in capital	$22,766,249
Accumulated undistributed net investment income	25,353
Accumulated undistributed net realized gain from investment transactions	682,440
Net unrealized appreciation on investments	8,275,802
Net Assets	$31,749,844
Shares outstanding (unlimited number of shares authorized, no par value)	2,122,545
Net asset value, offering and redemption price per share	$14.96

See accompanying notes which are an integral part of these financial statements.	15

BFS Equity Fund
Statement of Operations

For the year ended May 31, 2018

Investment Income
Dividend income (net of foreign taxes withheld of $966)	$444,875
Total investment income	444,875
Expenses
Investment Adviser	220,710
Distribution (12b-1)	73,570
Administration	38,000
Fund accounting	25,000
Registration	24,144
Transfer agent	17,967
Audit and tax preparation	17,200
Legal	17,029
Printing	12,252
Trustee	6,355
Insurance	4,863
Custodian	4,224
Miscellaneous	23,856
Total expenses	485,170
Fees contractually waived by Adviser	(117,155)
Net operating expenses	368,015
Net investment income	76,860
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	968,655
Net change in unrealized appreciation on investments	3,076,603
Net realized and change in unrealized gain on investments	4,045,258
Net increase in net assets resulting from operations	$4,122,118

16	See accompanying notes which are an integral part of these financial statements.

BFS Equity Fund
Statements of Changes in Net Assets

Increase (Decrease) in Net Assets due to:	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017
Operations
Net investment income	$76,860	$87,410
Net realized gain on investment securities transactions	968,655	545,073
Net change in unrealized appreciation on investments	3,076,603	2,527,048
Net increase in net assets resulting from operations	4,122,118	3,159,531
Distributions From
Net investment income	(78,543)	(113,393)
Net realized gains	(18,461)	—
Total distributions	(97,004)	(113,393)
Capital Transactions
Proceeds from shares sold	3,055,217	1,862,217
Reinvestment of distributions	84,293	101,818
Amount paid for shares redeemed	(2,599,930)	(1,709,170)
Net increase in net assets resulting from capital transactions	539,580	254,865
Total Increase in Net Assets	4,564,694	3,301,003
Net Assets
Beginning of year	27,185,150	23,884,147
End of year	$31,749,844	$27,185,150
Accumulated undistributed net investment income included in net assets at end of year	$25,353	$27,037
Share Transactions
Shares sold	213,569	153,183
Shares issued in reinvestment of distributions	5,801	8,443
Shares redeemed	(185,706)	(140,838)
Net increase in shares outstanding	33,664	20,788

See accompanying notes which are an integral part of these financial statements.	17

BFS Equity Fund
Financial Highlights

(For a share outstanding during each period)

	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Period Ended May 31, 2014(a)
Selected Per Share Data:
Net asset value, beginning of period	$13.01	$11.55	$11.69	$10.73	$10.00
Income from investment operations:
Net investment income	0.04	0.04	0.04	0.02	0.04
Net realized and unrealized gain/(loss) on investments	1.96	1.47	(0.15)	0.97	0.70
Total from investment operations	2.00	1.51	(0.11)	0.99	0.74
Less distributions to shareholders from:
Net investment income	(0.04)	(0.05)	(0.03)	(0.03)	(0.01)
Net realized gains	(0.01)	—	—	—	—
Total distributions	(0.05)	(0.05)	(0.03)	(0.03)	(0.01)
Net asset value, end of period	$14.96	$13.01	$11.55	$11.69	$10.73
Total Return(b)	15.36%	13.15%	(0.91)%	9.27%	7.36	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$31,750	$27,185	$23,884	$20,167	$12,745
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25	%(d)
Ratio of expenses to average net assets before waiver and reimbursement	1.65%	1.75%	1.86%	2.26%	3.93	%(d)
Ratio of net investment income to average net assets	0.26%	0.35%	0.43%	0.30%	0.68	%(d)
Portfolio turnover rate	38.17%	47.82%	49.38%	51.17%	46.50	%(c)

(a)	For the period November 8, 2013 (commencement of operations) to May 31, 2014.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions, if any.
(c)	Not annualized.
(d)	Annualized.

18	See accompanying notes which are an integral part of these financial statements.

BFS Equity Fund
Notes to the Financial Statements

May 31, 2018

NOTE 1. ORGANIZATION

The BFS Equity Fund (the “Fund”) was organized as an open-end diversified series of Valued Advisers Trust (the “Trust”) on July 23, 2013 and commenced operations on November 8, 2013. The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Bradley, Foster & Sargent, Inc. (the “Adviser”). The investment objective of the Fund is long-term appreciation through growth of principal and income.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of, and during the fiscal year ended May 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations as incurred. During the fiscal year ended May 31, 2018, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

19

BFS Equity Fund
Notes to the Financial Statements (continued)

May 31, 2018

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. For financial statement and income tax purposes, the specific identification method is used for determining capital gains or losses. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

For the fiscal year ended May 31, 2018, the Funds made the following reclassifications to increase (decrease) the components of net assets:

Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain
$ 1	$ (1)	$ —

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect

20

BFS Equity Fund
Notes to the Financial Statements (continued)

May 31, 2018

the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at net asset value (“NAV”). These securities will be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt

21

BFS Equity Fund
Notes to the Financial Statements (continued)

May 31, 2018

issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2018:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$31,032,423	$—	$—	$31,032,423
Money Market Funds	719,656	—	—	719,656
Total	$31,752,079	$—	$—	$31,752,079

(a)	Refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments at the end of the reporting period for which other significant observable inputs (Level 2) were used in determining fair value. The Fund did not hold any assets at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels as of May 31, 2018 based on input levels assigned at May 31, 2017.

NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement on behalf of the Fund, the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund. For the fiscal year ended May 31, 2018, the Adviser earned a fee of $220,710 from the Fund before the waivers described below. At May 31, 2018, the Fund owed the Adviser $10,468.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses until September 30, 2018, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “acquired funds fees and expenses”) do not exceed 1.00%.

22

BFS Equity Fund
Notes to the Financial Statements (continued)

May 31, 2018

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three years following the month in which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement, whichever is lower. The contractual agreement is in effect through September 30, 2018. The expense cap may not be terminated prior to this date except by the Board. For the fiscal year ended May 31, 2018, the Adviser waived fees of $117,155. As of May 31, 2018, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements of $377,372, pursuant to the aforementioned conditions, no later than May 31, 2021.

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration and compliance, fund accounting, and transfer agent services, including all regulatory reporting. Prior to April 12, 2018, Ultimus Asset Services, LLC, an affiliate of the Administrator, provided these services. For the fiscal year ended May 31, 2018, the Administrator earned fees of $38,000 for administration services, $25,000 for fund accounting services and $17,967 for transfer agent services. At May 31, 2018, the Fund owed the Administrator $6,749 for such services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. For the fiscal year ended May 31, 2018, 12b-1 fees incurred by the Fund were $73,570. The Fund owed $13,093 for 12b-1 fees as of May 31, 2018.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended May 31, 2018, the cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $12,423,149 and $10,925,350, respectively.

23

BFS Equity Fund
Notes to the Financial Statements (continued)

May 31, 2018

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the 1940 Act. At May 31, 2018, Charles Schwab & Co., Inc. (“Schwab”) owned, as record shareholder, 48% of the outstanding shares of the Fund. It is not known whether Schwab or any of the underlying beneficial owners owned or controlled more than 25% of the voting securities of the Fund.

NOTE 7. FEDERAL TAX INFORMATION

At May 31, 2018, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Unrealized Appreciation	$8,677,871
Gross Unrealized Depreciation	(420,609)
Net Unrealized Appreciation on Investments	$8,257,262

At May 31, 2018, the aggregate cost of securities for federal income tax purposes was $23,494,817.

At May 31, 2018, the Fund’s most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	$25,353
Undistributed Long-Term Capital Gains	700,980
Unrealized Appreciation	8,257,262
Total	$8,983,595

The difference between book and tax basis appreciation was attributable primarily to the tax deferral of losses on wash sales.

The tax character of distributions paid for the fiscal years ended May 31, 2018 and May 31, 2017 were as follows:

	2018	2017
Distributions Paid From:
Ordinary Income	$78,543	$113,393
Net Long-Term Capital Gains	18,461	—
Total Distributions Paid	$97,004	$113,393

During the fiscal year ended May 31, 2018, the Fund utilized $249,214 of its capital loss carryforward.

24

BFS Equity Fund
Notes to the Financial Statements (continued)

May 31, 2018

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date these financials were issued. Management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

25

Report of Independent Registered Public Accounting Firm

To the Shareholders of BFS Equity Fund and
Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BFS Equity Fund (the “Fund”), a series of Valued Advisers Trust, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011.

COHEN & COMPANY, LTD.
Cleveland, Ohio
July 25, 2018

26

BFS Equity Fund
Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example in the table below is based on an investment of $1,000 invested at the beginning of the period, and held for the six month period from December 1, 2017 to May 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During the Period(a)
Actual	$ 1,000.00	$ 1,037.20	$ 6.35
Hypothetical(b)	$ 1,000.00	$ 1,018.70	$ 6.29

(a)	Expenses are equal to the Fund’s annualized net expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365.
(b)	Assumes a 5% return before expenses.

27

Additional Federal Income Tax Information
(Unaudited)

The Form 1099-DIV you receive in January 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the fiscal year ended May 31, 2018, 100% of ordinary income dividends paid by the Fund qualify for the dividends received deduction available to corporations.

For the fiscal year ended May 31, 2018, the Fund designated $18,461 as 20% long-term capital gain distributions.

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Ira P. Cohen, 59 Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).

Trustee and Audit Committee Chairman, Griffin Institutional Access Credit Fund (since January 2017); Trustee and Audit Committee Chairman, Griffin Institutional Real Estate Access Fund (since May 2014); Trustee, Angel Oak Funds Trust (since October 2014); Chairman (since April 2017); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017).

28

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Andrea N. Mullins, 51 Independent Trustee Since December 2013 Chairperson since March 2017	Current: Private investor; Independent Contractor, SWM Advisors (since April 2014).	None.

*	The address for each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 12 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Mark J. Seger, 56 Trustee Since March 2017	Current: Managing Director and Co-Chief Executive Officer of Ultimus Fund Solutions, LLC and its subsidiaries (since 1999).	None.

*	The address for each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 12 series.

The following table provides information regarding the Officers of the Trust:

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Adam T. Kornegay, 33 Principal Executive Officer and President Since April 2018	Current: Vice President, Business Development Director, Ultimus Fund Solutions, LLC (since March 2015). Previous: Vice President, Citigroup, Inc. (July 2009 to February 2015).	None.
Bryan W. Ashmus, 45 Principal Financial Officer and Treasurer Since December 2013

Current: Vice President and Director of Financial Administration, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (September 2013 to December 2015); Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (from May 2005 to September 2013).

None.

29

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Brandon R. Kipp, 34 Chief Compliance Officer Since October 2017

Current: Senior Fund Compliance Officer, Ultimus Fund Solutions, LLC (since July 2017).

Previous: Assistant Vice President and Compliance Manager, UMB Fund Services, Inc. (March 2014 to July 2017); Officer and Lead Fund Administrator, UMB Fund Services, Inc. (May 2012 to March 2014).

None.
Carol J. Highsmith, 53 Vice President Since August 2008 Secretary Since March 2014

Current: Assistant Vice President, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Employed in various positions with Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (November 1994 to December 2015), most recently Vice President of Legal Administration (2005 to December 2015).

None.

*	The address for each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 12 series.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (855) 575-2430 to request a copy of the SAI or to make shareholder inquiries.

30

FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ account transactions, transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-855-575-2430

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Who we are
Who is providing this notice?	Valued Advisers Trust
What we do
How does Valued Advisers Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account or provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes — information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

■ Valued Advisers Trust doesn’t jointly market financial products or services to you.

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Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (855) 575-2430 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson
Ira P. Cohen
Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President
Bryan W. Ashmus, Principal Financial Officer and Treasurer
Brandon R. Kipp, Chief Compliance Officer
Carol J. Highsmith, Vice President and Secretary

INVESTMENT ADVISER

Bradley, Foster & Sargent, Inc.
185 Asylum Street, City Place II
Hartford, CT 06103

DISTRIBUTOR

Unified Financial Securities, LLC
9465 Counselors Row, Suite 200
Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

CUSTODIAN

Huntington National Bank
41 South High Street
Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC
Member FINRA/SIPC

LSOFX

ANNUAL REPORT

Long Short Advisors LS Opportunity Fund

MAY 31, 2018

LONG SHORT | ADVISORS

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this report. Any representation to the contrary is a criminal offense.

To Shareholders of the LS Opportunity Fund,

Prospector Partners, LLC (“Prospector”), based in Guilford, CT is the sub-adviser of the LS Opportunity Fund (“LSOFX” or, the “Fund”). Prospector has a long/short hedge fund track record that spans 20 years with a substantially similar investment objective to LSOFX and brings its experience to our fund in a daily liquid mutual fund format with a goal of downside protection and a consistency of returns.

The Fund aims to generate long-term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general. Through extensive research, risk management, and no leverage in the long book, the Fund strives to preserve capital while delivering solid risk adjusted returns and managing volatility. For additional information, please visit our website, www.longshortadvisors.com.

Performance

The 12-month period ended May 31, 2018 (the “Period”) was characterized by an ever-resilient stock market, the continued historically low interest rates, and the changing political landscape after Donald Trump won the U.S. presidency. Overall, LSOFX returned +7.95% during the Period, while the HFRX Equity Hedge Index (“HFRX”) returned +7.91%. However, the S&P 500® Index (“S&P 500”) finished the Period with a return of +14.38%.

Performance of LSOFX, S&P 500 and HFRX
During the Year Ended May 31, 2018

Performance Since Prospector Became Sub-Adviser of LSOFX
(June 2015 – May 2018)

Prospector assumed investment management duties on May 28, 2015 and was formally approved by shareholders on September 17, 2015. Previous periods during which the Fund was sub-advised by another investment adviser are not shown in the graph. The average annual performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the average annual performance quoted.

3-Year Standard Deviation1

LSOFX: 6.2%
S&P 500: 11.0%
HFRX: 5.4%

[1]	Standard deviation is a measure of the dispersion of a set of data from its mean.

Time flies when you are having fun

First, we at Long Short Advisors would like to start with a congratulations on a job well done for our sub-adviser, Prospector. As of this annual report, dated May 31, 2018, Prospector has been the sub-adviser for the LS Opportunity Fund for three years. The three-year anniversary is a big one in the mutual fund industry. And what a three years it has been. Prospector took over the management of the LS Opportunity Fund during, what some might say was, one the worst three-year periods for long/short investing as volatility hit all-time lows and the market went unabatedly up. Despite every headwind challenge the world could push at Prospector, they not only survived, they thrived. Morningstar recognized Prospector’s management of the LS Opportunity Fund for the three-year period ending May 31, 2018 with a five-star rating, the highest rating a fund can receive. The rating is out of 188 funds in the U.S. Fund Long-Short Equity category and is based on risk-adjusted return. With a 20-year firm anniversary in the mix over the last three years, we would say that Prospector’s long term and new investors alike have a lot to be thankful for.

Low volatility has created a challenging environment for long/short investing over the last three years. However, the record-setting, low-volatility world seemingly came to a halt during Q1. This return to normalcy was a big wake-up call for those investors purely riding the upward move of asset prices without regard for downside protection. The return of volatility leads to a long-awaited return to an interest in long/short investing. And we at Long Short Advisors believe this is just in the very early stages.

As with long-only investing, long/short return dispersion is heavily influenced by the underlying nature of the long/short strategy. Over the last 12 months we have seen growth outpace value, momentum outpace fundamental, and those taking the most risk being commensurately rewarded. It seems to us at Long Short Advisors, that this pattern is starting to shift. Quite aware of head fakes, we are not one to time the market, nor do we have to, thanks to the philosophy of our sub-adviser Prospector.

So why has Prospector been successful for 21 years as an asset manager and now for three years as the manager of the LS Opportunity Fund? One word: constancy.

Constancy: the quality of being faithful, dependable, enduring and unchanging.

At Long Short Advisors, we believe this is because of Prospector’s win-by-not-losing approach. Qualitatively, this starts with their first question: how much could I lose on this long or short? Not ones to quickly part with their hard-earned capital (Prospector is heavily invested alongside their clients in both the hedge fund and mutual fund), Prospector focuses first on the balance sheet, coming at each investment from a credit perspective. But this is not just lip service as it clearly shows up in the quantitative output and analysis of their returns. So, how do you measure constancy? Bear with us as we take you into some risk/return statistics assessing the last successful three years (…there are pictures so it’s not so bad).

Figure 1 – Risk vs. Return – The LS Opportunity Fund, highlighted in blue, distinctly stands out in the preferred upper, left-hand quadrant relative to its peer group (Morningstar Long Short Equity Universe).

Risk-Adjusted Return and Consistency Measures vs Peer Group
3 Years Ending May 31, 2018

Risk-Adjusted Returns - Preferred Quadrant = Upper Left

Analysis of Peer Group (5%-95%): Open End Funds - U.S. - Long-Short Equity

Figure 1 - Risk vs. Return

Figure 2 – Batting Average1 vs. Treynor Ratio2 – The LS Opportunity Fund, highlighted in blue distinctly stands out in the preferred upper right-hand quadrant relative to its peer group (Morningstar Long Short Equity Universe). These lesser known risk measures, Batting Average and Treynor Ratio help to demonstrate consistency. Consistency is a hallmark of Prospector’s investment process and it shows.

Risk-Adjusted Return and Consistency Measures vs Peer Group
3 Years Ending May 31, 2018

Consistency of Returns - Preferred Quadrant = Upper Right

Analysis of Peer Group (5%-95%): Open End Funds - U.S. - Long-Short Equity

Figure 2 - Batting Average vs Treynor Ratio

[1]	Batting Average is calculated by dividing the number of days (or months, quarters, etc.) in which the manager beats or matches the index by the total number of days (or months, quarters, etc.) in the period of question and multiplying that factor by 100.

[2]	Treynor Ratio is also known as the reward-to-volatility ratio and is a metric for returns that exceed those that might have been gained on a risk-less investment, per each unit of market risk.

Figure 3 – Sortino1 vs. Sharpe Ratio2 - The LS Opportunity Fund, highlighted in blue, distinctly stands out in the preferred upper right-hand quadrant relative to its peer group (Morningstar Long Short Equity Universe).

Risk-Adjusted Return and Consistency Measures vs Peer Group
3 Years Ending May 31, 2018

Consistency of Returns - Preferred Quadrant = Upper Right

Analysis of Peer Group (5%-95%): Open End Funds - U.S. - Long-Short Equity

Figure 3 - Sortino vs Sharpe Ratio

[1]	The Sortino ratio measures the risk-adjusted return of an investment asset, portfolio, or strategy. It is a modification of the Sharpe ratio but penalizes only those returns falling below a user-specified target or required rate of return, while the Sharpe ratio penalizes both upside and downside volatility equally. The theory behind the Sortino ratio is that upside performance is a positive for the investment and should not be included in the risk calculation.

[2]	The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories.

As the graphs demonstrate, Prospector through the LS Opportunity Fund seeks to offers constancy in an ever changing world regardless of the current market environment.

Current Market Commentary

“It reminds me of that fella back home who fell off a ten-story building. As he was falling, people on each floor kept hearing him say, ‘so far so good’ . . . well, so far so good.”

Steve McQueen from The Magnificent Seven

We stand here today almost a decade since the end of the Great Recession. Since then, we have witnessed one of the greatest bull markets in history which has been largely fueled by the Federal Reserve and their uncharted experiment in monetary policy. So far, there have been six rate hikes since we effectively hit “zero” in 2008 and it looks like there could be two to three more rate hikes in 2018. Having recently re-watched John Sturges’ classic western film The Magnificent Seven, we can’t help but draw a parallel between Steve McQueen’s famous quotation and the policy of the Federal Reserve throughout this unique economic cycle. To date, the Fed has been able to say “well, so far so good” since raising rates off of zero for the first time in history and with no meaningful negative repercussions. However, we believe that the Fed is hastening the economy’s “fall” and the period of time until the next downturn begins via their aggressive stance on additional rate hikes.

As of the end of March, the U.S. 10-year / 2-year rate spread stands at a mere 47 basis points. This is the lowest spread we have seen since September, 2006 and well below the 10-year average of 176 basis points. With two to three additional rate hikes on the horizon in 2018, we have to consider an inverted yield curve scenario. The last time the yield curve inverted was in 2006 / 2007, shortly before the Great Recession. Prior to that, the curve went inverted in the year 2000, just prior to the 2001 recession and the bursting of the tech bubble. On top of this, the 1990 and the 1981-1982 recession was preceded by an inverted yield curve. Although not perfect, an inverted yield curve has proven to be a fairly reliable leading indicator of an economic slowdown.

Despite the flat current slope of the yield curve, the Fed has indicated that further rate hikes are indeed necessary. In the March Fed OMC meeting, the committee stated their belief that the economy will continue to strengthen and that inflation will accelerate to their 2% objective over the medium term. Overall, the Fed is painting a sanguine picture for the economy going forward and the need for additional rate hikes.

While we agree that the economic environment remains strong, we are starting to see some warning signs on the horizon. For example, we see some initial cracks in the credit quality of the U.S. consumer. While credit card delinquencies and net charge offs have moved up slightly at large banks in recent months, we have seen a dramatic spike in charge offs at small banks. In fact, the last time we saw charge offs this high for small banks was in 2008. In the run up to the last recession, credit card losses accelerated for small banks before they did so for the large banks. Additionally, the subprime delinquency rate for non-bank auto lenders is nearing recession era levels and traditional banks are seeing an increase in delinquency rates as well. Finally, economic forecasts indicate that consumer debt formation will begin to exceed income growth this year and reach near pre-crisis levels in the next few years.

In the end, this leaves the Fed with a difficult balancing act to perform. On the one hand, they are likely paying close attention to these aforementioned signs of credit deterioration. However, the Fed can’t sit idle while the economy points to accelerating growth and higher inflation. At the end of the day, the Fed will continue to raise rates going forward in order to keep inflation in check; moderate economic growth, and restore “dry powder” rate cutting capability to soften the impact of the next economic downturn when it inevitably occurs.

While we have become incrementally more cautious on the economy, we are not sounding the horn on a recession just yet (nor do we have the ability to do so with a high degree of confidence). Going back to the quotation that started this letter, we believe we have fallen seven or eight stories and the economy has fewer floors left to pass before the next downturn. In our view, each incremental rate hike makes the economy decelerate slightly and hastens the onset of the next recession. Even if the Fed pushes us to an inverted curve, that certainly doesn’t guarantee a recession is imminent. In fact, the economy has often experienced one to two years of continued growth after a curve inversion before a recession begins. In addition, tax reform could likely push the recession clock out further.

Portfolio Update

While we admit our inability to predict recessions with a high degree of confidence, that hasn’t stopped us from positioning the Fund’s portfolio in a way so we believe that it should perform decently in the event of a recession, yet continue to prosper should this period of economic growth continue.

Take for example a recent addition to the portfolio; the New Jersey-based Kearny Financial Corp. (KRNY). We first became interested when KRNY bought Clifton Bancorp (CSBK), which we owned in our small cap strategy. After multiple meetings and calls with CSBK and KRNY management, we like the deal and expect it to be 40% accretive to KRNY’s estimated 2019 EPS with reasonable tangible book value dilution of 2.3% and an acceptable earn-back period of about two and a half years. We are also attracted to the strength of KRNY’s balance sheet and their potential to navigate through a recession should one occur. For example, KRNY will have a significant capital cushion with an 18% tangible common equity to total asset ratio post deal close, which will help insulate against potential loan losses. In addition, while thinly-capitalized peers could be raising capital and diluting shareholders if a recession hits, KRNY would likely be able to buy back stock on a decline (thus limiting the drop in its stock price via its own buying) and/or acquire struggling competitors. Even if a recession does not occur, we are confident in KRNY’s ability to deploy incremental capital and grow their ROE profile over time via organic growth and accretive capital management. Also, post the CSBK deal, KRNY is a prime M&A target based on our own proprietary analysis which provides additional potential upside.

KRNY is just one example of a bank in the portfolio that we believe fits the profile of being better positioned for a recession versus peers, yet still has upside should the economy continue to prosper. For example, the Fund owns Philadelphia-based Beneficial Bancorp (BNCL) and New Jersey-based Oritani Financial (ORIT), both of which embody a similar profile to KRNY. Should the economy run out of room to “fall” and a recession rears its ugly head, we believe the portfolio is positioned in a way that should provide significant downside protection. In the interim, we believe the portfolio is positioned to appreciate as the economy continues to expand and things are “well, so far so good.”

As investors are aware, we look for strong, segment-leading companies with solid balance sheets that we believe have the ability to grow with, or better than, the economy over time. Cleveland-based, Ireland-domiciled Eaton Corp. (ETN) fits that bill. With over $21 billion in expected sales in 2018, it is a large, global, diversified manufacturer of power management products. About two thirds of sales are in electrical products, systems, and services. The remaining third is in hydraulics, transmissions, and related products. Electrical serves a wide variety of sophisticated needs, including data centers, the technology industry, heavy and light industry, non-residential construction, and utilities. The non-electrical products serve aerospace, trucks, auto, farm and construction equipment, and general industry. The Company has 60% of sales in the U.S. and Canada, 21% in Europe, and 19% in the rest of the world.

Our core thesis is twofold. Firstly, in a world that is becoming increasingly electrified, ETN should have the opportunity to grow in line with, or faster than, the underlying economy over the long term, despite its cyclicality. Secondly, ETN could earn upwards of 40% incremental margins on any sales growth into currently strengthening industrial end markets due to its demonstrated ability to control costs. So long as fears of a global trade war are kept at bay, ETN and other industrials have good opportunity from tax reform encouraging reinvestment in U.S.-based manufacturing.

Furthermore, we see three underlying “options” in ETN that might prove valuable over time. Management is aware of these options and is doing the necessary work to move the ball forward. First, penetrating smart technologies into industrial systems, the so-called “Internet of Things,” will be closely tied in with industrial electrical systems. ETN should be able to lever its broad electrical prowess to participate and take extra share of the new industrial technologies. Second, management suggests electrified vehicles are a significant, though long-term, opportunity. They describe their content on an electrical vehicle as being “much” higher than on a traditional vehicle. It is for this opportunity in vehicles that management is currently focused on retaining the diversified group structure. They hope their customer relationships in hydraulics will give them a leg up on the competition as these automakers’ product assortment move towards electrification. Finally, if the electrical vehicle market does not pan out over the coming years as management and the market currently expect, we believe there is always the option to sell or spin the valuable hydraulic and transmission assets.

Outlook

After a nine-year post-financial crisis period of consistent, underlying conditions for equity investing, things are slightly shifting. The interest rate and regulatory cycles have reached an inflection point. The U.S. economy remains in a modest growth mode with signs of improvement. Our economy’s performance remains a global leader, but the margin has shrunk relative to Europe and the rest of the world.

Energy prices are still low, despite their increase over the last year and declining inventories worldwide. This stimulates consumer spending and confidence in the long run both here and for non-oil producing countries abroad. In the U.S., we enjoy the competitive advantage of a long-term supply of abundant cheap natural gas.

Interest and mortgage rates continue near historically low levels, although they have moved off the lows and look poised to move higher still. Ultimately, higher rates will likely accompany better economic performance and some inflation, both of which are relative equities compared to bonds. Much depends on the path and pace of interest rates’ return to normalcy. Although we are clearly late in the economic cycle, the odds of an imminent recession seem low.

Investment-grade corporations have solid balance sheets and are accumulating excess cash and capital. The corporate tax cuts and the inducement to repatriate foreign cash holdings, of which there is more than $3 trillion, is fueling optimism and should drive higher employment, M&A activity, and capital returns such as buybacks and dividends. High-yield financing remains abundant and relatively inexpensive. Profit margins remain near all-time high levels, currently 11%.

In our estimation equity valuations remain at historically extended levels, in the tenth decile on trailing operating earnings. We feel we are in the later stages of a bull market, although nothing is certain. Equities look most reasonable when comparing earnings yields to Treasury or even corporate bond yields. In any case, the values inherent in the portfolio should attract acquirers and other investors over time. Meanwhile, we believe equities are a superior asset allocation alternative to bonds over the longer term.

Long Book

Top Positions

At Period’s end, the Fund contained 74 long positions in the portfolio representing companies with what management believes represents long-term value and favorable characteristics such as a discount to private market value, attractive free cash flow yields, and strong balance sheets. The Fund’s top 10 long positions represented approximately 29% of the portfolio and included Aflac (AFL), Berkshire Hathaway (BRK.B), Brown & Brown (BRO), KeyCorp (KEY), Microsoft (MSFT) PNC Financial (PNC), Progressive (PGR), RenaissanceRe Holdings (RNR), T. Rowe Price (TROW), and U.S. Bancorp (USB).

Contributors

The five stocks in the long book that contributed the largest returns during the Period, from largest to smallest were the following:

T. Rowe Price Group (TROW), Microsoft (MSFT), Berkshire Hathaway (BRK.B), PNC Financial Services (PNC), Progressive Corp (PGR)

Detractors

Over the entire 12-month Period, the three stocks in the long book that detracted from returns the most during the Period, from largest to smallest were the following:

Patterson Companies (PDCO), RenaissanceRe Holdings (RNR), and Arch Capital Group (ACGL)

Largest Purchases

The top purchases by dollar value in the long book for the Period were the following:

RenaissanceRe Holdings (RNR), Cincinnati Financial (CINF), Lancashire Holdings (LRE.LN), Merck & Co (MRK) and Medtronic (MDT)

Largest Sales

The top sales by dollar value in the long book for the Period were the following:

Validus Holdings (VR), T. Rowe Price Group (TROW), Automatic Data Processing (ADP), Buffalo Wild Wings (BWLD), and White Mountains Insurance (WTM)

Short Book

Top Positions

The Fund’s short book at Period end contained 47 individual companies that we believe have business model challenges, excessive valuations, and/or potential balance sheet issues. The Fund’s top 20 short positions represented approximately 24% of the portfolio.

Winning by Not Losing

Using strategies designed to protect capital during bear markets, LSOFX strives to compound returns from a higher base during bull markets, thus creating the opportunity to outperform competitive offerings over a complete market cycle.

“The secret of wealth creation is to avoid large losses”

-John Gillespie, portfolio manager

Thank you for your continued support and we look forward to reporting to you again following our semi-annual date as of November 30, 2018.

Steadfast, we remain committed to making you money while protecting your wealth.

Long Short Advisors

The views and opinions expressed in the shareholder letter are those of the adviser and sub-adviser as of the end of the period. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but neither the adviser nor the sub-adviser makes any representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The HFRX Equity Hedge Index is compiled by Hedge Fund Research, Inc. It is comprised solely of hedge funds, and is designed to be representative of the overall composition of the hedge fund universe implementing a long/short equity strategy. The Fund’s performance is not intended to reflect the performance of the index, which is provided for comparison purposes only. The index is not available for direct investment.

The LS Opportunity Fund received 4 Stars based on an Overall and 5-Year measure from Morningstar®, out of 188 and 99 Funds, respectively, in the U.S. Fund Long-Short Equity Category, based on risk-adjusted returns as of 5/31/2018.

The Morningstar Rating for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

Investment Results (Unaudited)

Average Annual Total Returns(a) (For the periods ended May 31, 2018)
	One Year	Three Year	Five Year	Since Inception (September 30, 2010)
LS Opportunity Fund	7.95%	7.22%	6.33%	6.67%
S&P 500® Index(b)	14.38%	10.97%	12.98%	14.30%
HFRX Equity Hedge Index(c)	7.91%	1.68%	2.79%	1.37%

Total annual operating expenses, as disclosed in the LS Opportunity Fund’s (the “Fund”) prospectus dated September 28, 2017, were 3.34% of average daily net assets (2.88% after fee waivers and expense reimbursements by Long Short Advisors, LLC (the “Adviser”)). The Adviser has entered into an expense limitation agreement, pursuant to which it will waive its fees and/or reimburse other expenses of the Fund until September 30, 2018, so that Total Annual Fund Operating Expenses does not exceed 1.95%. This operating expense limitation does not apply to borrowing costs such as interest and dividends on securities sold short, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Each fee waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following the month in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Prior to May 28, 2015, the Fund’s performance was attributable to a previous sub-adviser. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 336-6763.

(a)	Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions, if any. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)	The S&P 500® Index (“Index”) is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The HFRX Equity Hedge Index is compiled by Hedge Fund Research, Inc. It is comprised solely of hedge funds, and is designed to be representative of the overall composition of the hedge fund universe implementing a long/short equity strategy. The index is not available for direct investment.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (877) 336-6763. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Comparison of the Growth of a $10,000 Investment in the LS Opportunity Fund,
the HFRX Equity Hedge Index and the S&P 500(R) Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on September 30, 2010 (commencement of Fund operations) and held through May 31, 2018. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (877) 336-6763. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

HFRX Equity Hedge Index is compiled by Hedge Fund Research, Inc. It is comprised solely of hedge funds, and is designed to be representative of the overall composition of the hedge fund universe implementing a long/short equity strategy. The Fund’s performance is not intended to reflect the performance of the index, which is provided for comparison purposes only. The index is not available for direct investment.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Fund Holdings (Unaudited)

Sector Exposure (5/31/2018)
(Based on Net Assets)

	Long	Short	Gross	Net
Consumer Discretionary	3.58%	-1.76%	5.34%	1.82%
Consumer Staples	7.37%	-5.42%	12.79%	1.95%
Energy	4.21%	0.00%	4.21%	4.21%
Financials	51.51%	-21.40%	72.91%	30.11%
Health Care	7.17%	-1.42%	8.59%	5.75%
Industrials	5.07%	-1.62%	6.69%	3.45%
Information Technology	9.39%	0.00%	9.39%	9.39%
Materials	0.76%	0.00%	0.76%	0.76%
Real Estate	0.44%	0.00%	0.44%	0.44%
Exchanged-Traded Funds	0.00%	-4.19%	4.19%	-4.19%
Money Market Funds	7.67%	0.00%	7.67%	7.67%
Options	0.29%	-0.06%	0.35%	0.23%
Total	97.46%	-35.87%	133.33%	61.59%

The LS Opportunity Fund seeks to generate long-term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less risk than that of the stock market in general.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

LS Opportunity Fund
Schedule of Investments
May 31, 2018

Common Stocks - Long - Domestic — 75.17%	Shares	Fair Value
Consumer Discretionary — 3.58%
Darden Restaurants, Inc.	1,700	$148,597
Home Depot, Inc. (The)(a)	2,580	481,299
Hyatt Hotels Corporation, Class A(a)	3,100	253,363
Lowe’s Companies, Inc.(a)	9,500	902,595
		1,785,854
Consumer Staples — 4.97%
Church & Dwight Company, Inc.(a)	14,500	680,776
Coca-Cola Company (The)(a)	5,800	249,400
Colgate-Palmolive Company(a)	10,600	668,754
Mondelez International, Inc., Class A(a)	22,500	883,575
		2,482,505
Energy — 1.95%
Hess Corporation(a)	3,580	216,304
Noble Energy, Inc.(a)	13,600	485,520
Schlumberger Ltd.	4,000	274,680
		976,504
Financials — 45.14%
Aflac, Inc.(a)	22,700	1,022,862
Associated Banc-Corp.	15,500	427,800
Axis Capital Holdings Ltd.	8,900	505,965
Beneficial Bancorp, Inc.(a)	27,800	454,530
Berkshire Hathaway, Inc., Class B(a) (b)	13,780	2,639,283
Brown & Brown, Inc.(a)	53,100	1,475,118
Central Pacific Financial Corporation(a)	12,200	359,168
Cincinnati Financial Corporation	9,300	645,141
Citigroup, Inc.(a)	9,200	613,548
Federated Investors, Inc., Class B(a)	22,700	550,929
Hanover Insurance Group, Inc. (The)(a)	2,900	351,596
Hartford Financial Services Group, Inc. (The)(a)	16,900	884,377
Invesco Ltd.(a)	21,800	595,576
Jefferies Financial Group Inc(a)	16,000	350,080
Kearny Financial Corporation	21,500	310,675
KeyCorp(a)	53,600	1,041,983
Marsh & McLennan Companies, Inc.(a)	8,700	699,219
Mercury General Corporation	10,900	513,499
Opus Bank	14,700	435,120

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Investments – continued
May 31, 2018

Common Stocks - Long - Domestic — 75.17% - continued	Shares	Fair Value
Financials — 45.14% - continued
Oritani Financial Corporation	9,300	$147,870
PJT Partners, Inc., Class A(a)	10,300	569,281
PNC Financial Services Group, Inc. (The)(a)	14,480	2,076,576
Primerica, Inc.(a)	7,100	698,285
Progressive Corporation (The)(a)	15,200	943,768
Selective Insurance Group, Inc.(a)	7,100	403,635
SunTrust Banks, Inc.(a)	6,800	459,068
T. Rowe Price Group, Inc.(a)	9,700	1,177,775
Torchmark Corporation(a)	8,900	754,987
U.S. Bancorp(a)	19,900	994,801
Unum Group(a)	11,800	457,958
		22,560,473
Health Care — 4.63%
Abbott Laboratories(a)	9,000	553,770
Invacare Corporation	200	3,300
Johnson & Johnson(a)	5,470	654,321
Merck & Company, Inc.(a)	13,600	809,609
Patterson Companies, Inc.(a)	13,685	286,290
		2,307,290
Industrials — 5.07%
CIRCOR International, Inc.(a)	6,400	308,032
Eaton Corporation plc(a)	7,900	604,982
General Dynamics Corporation(a)	3,120	629,334
Kirby Corporation(a) (b)	4,600	417,220
United Technologies Corporation(a)	4,580	571,676
		2,531,244
Information Technology — 9.39%
eBay, Inc.(a) (b)	6,200	233,864
FLIR Systems, Inc.(a)	14,300	770,770
Microsoft Corporation(a)	17,300	1,709,932
Paychex, Inc.(a)	6,200	406,596
PayPal Holdings, Inc.(a) (b)	5,100	418,557
Science Applications International Corporation(a)	7,100	627,995
VeriSign, Inc.(a) (b)	2,330	303,925
Xilinx, Inc.(a)	3,300	224,763
		4,696,402

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Investments – continued
May 31, 2018

Common Stocks - Long - Domestic — 75.17% - continued	Shares	Fair Value
Real Estate — 0.44%
Cousins Properties, Inc.(a)	23,223	$218,761
TOTAL COMMON STOCKS - LONG - DOMESTIC (Cost $31,536,123)		37,559,033

Common Stocks - Long - International — 14.33%
Consumer Staples — 2.40%
Carlsberg A/S, Series B	2,425	269,670
Nestlé S.A.	12,300	928,306
		1,197,976
Energy — 2.26%
Imperial Oil Ltd.	7,700	251,559
Suncor Energy, Inc.(a)	22,000	875,160
		1,126,719
Financials — 6.37%
Arch Capital Group Ltd.(a) (b)	8,600	674,670
Aspen Insurance Holdings Ltd.	3,300	143,220
Hiscox Ltd.	25,975	518,609
Lancashire Holdings Ltd.	66,800	532,329
RenaissanceRe Holdings Ltd.(a)	10,680	1,311,184
		3,180,012
Health Care — 2.54%
GlaxoSmithKline PLC - ADR	9,700	393,044
Medtronic plc	6,500	561,080
Roche Holdings AG	1,500	321,223
		1,275,347
Materials — 0.76%
Agnico Eagle Mines Ltd.(a)	8,400	377,580
TOTAL COMMON STOCKS - LONG - INTERNATIONAL (Cost $6,862,853)		7,157,634

Money Market Funds — 7.67%
Invesco Short-Term Investments Trust Treasury Portfolio, Institutional Class, 1.64%(c)	3,830,036	3,830,036
TOTAL MONEY MARKET FUNDS (Cost $3,830,036)		3,830,036

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Investments – continued
May 31, 2018

	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
Put Options Purchased — 0.15%(b)
Amazon.com, Inc.	9	$1,466,658	$1,500.00	June 2018	$1,958
Amazon.com, Inc.	12	1,955,544	1,480.00	June 2018	2,118
Booking Holdings, Inc.	1	210,892	1,900.00	January 2019	6,565
Jack in the Box, Inc.	11	88,737	90.00	January 2019	13,640
MetLife, Inc.	90	413,910	40.00	September 2018	5,850
MetLife, Inc.	53	243,747	42.50	September 2018	5,803
Tesla, Inc.	48	1,366,704	220.00	September 2018	40,560
TOTAL PUT OPTIONS PURCHASED (Cost $212,245)					76,494

Call Options Purchased — 0.14%(b)
American International Group	137	723,223	60.00	January 2020	39,730
Campbell Soup Co.	57	191,748	37.00	January 2019	10,688
Patterson Companies, Inc.	39	81,588	25.00	June 2018	585
Patterson Companies, Inc.	177	370,284	25.00	July 2018	5,310
Voya Financial, Inc.	84	436,296	60.00	November 2018	10,080
TOTAL CALL OPTIONS PURCHASED (Cost $121,506)					66,393
TOTAL INVESTMENTS — 97.46% (Cost $42,562,763)					48,689,590
Other Assets in Excess of Liabilities — 2.54%					1,268,300
NET ASSETS — 100.00%					$49,957,890

(a)	All or a portion of the security is held as collateral for securities sold short. The fair value of this collateral on May 31, 2018 was $27,323,784.
(b)	Non-income producing security.
(c)	Rate disclosed is the seven day effective yield as of May 31, 2018.

ADR – American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Open Written Option Contracts
May 31, 2018

	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
Put Options Written — (0.06)%
Amazon.com, Inc.	(12)	$(1,955,544)	$1,450.00	June 2018	$(1,632)
Amazon.com, Inc.	(9)	(1,466,658)	1,470.00	June 2018	(1,449)
Tesla, Inc.	(48)	(1,366,704)	200.00	September 2018	(27,600)
TOTAL PUT OPTIONS WRITTEN — (0.06)% (Premiums Received $127,396)					$(30,681)

LS Opportunity Fund
Schedule of Securities Sold Short
May 31, 2018

Common Stocks - Short - Domestic — (23.57)%	Shares	Fair Value
Consumer Discretionary — (1.76)%
Bloomin’ Brands, Inc.	(11,200)	$(237,664)
D.R. Horton, Inc.	(2,400)	(101,304)
Lennar Corporation, Class A	(1,900)	(98,306)
M.D.C. Holdings, Inc.	(3,400)	(107,372)
Tesla, Inc. (a)	(500)	(142,365)
Toll Brothers, Inc.	(2,400)	(94,776)
William Lyon Homes, Class A(a)	(4,000)	(95,400)
		(877,187)
Consumer Staples — (5.42)%
Clorox Company (The)	(2,800)	(338,324)
Constellation Brands, Inc., Class A	(860)	(191,849)
Kimberly-Clark Corporation	(4,310)	(434,664)
Molson Coors Brewing Company, Class B	(6,600)	(406,889)
Procter & Gamble Company (The)	(5,880)	(430,240)
Sysco Corporation	(7,700)	(500,731)
Walmart, Inc.	(4,900)	(404,446)
		(2,707,143)
Financials — (13.35)%
Affiliated Managers Group, Inc.	(2,450)	(390,187)
Alleghany Corporation(a)	(1,120)	(639,027)
Ameriprise Financial, Inc.	(4,450)	(616,904)
Berkshire Hathaway, Inc., Class A(a)	(2)	(574,400)

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Securities Sold Short – continued
May 31, 2018

Common Stocks - Short - Domestic — (23.57)% - continued	Shares	Fair Value
Financials — (13.35)% - continued
Community Bank System, Inc.	(6,200)	$(371,256)
CVB Financial Corporation	(2,900)	(67,251)
Everest Re Group Ltd.	(2,570)	(578,995)
Glacier Bancorp, Inc.	(5,100)	(198,849)
Great Western Bancorp, Inc.	(5,200)	(226,668)
Horace Mann Educators Corporation	(4,700)	(207,740)
Legg Mason, Inc.	(12,400)	(462,148)
Markel Corporation(a)	(385)	(422,376)
MetLife, Inc.	(5,200)	(239,148)
Pacific Premier Bancorp, Inc.(a)	(2,300)	(94,990)
Prudential Financial, Inc.	(4,300)	(416,412)
Signature Bank(a)	(1,790)	(228,207)
Travelers Companies, Inc. (The)	(3,800)	(488,376)
Trustmark Corporation	(6,000)	(193,020)
Valley National Bancorp	(19,700)	(250,387)
		(6,666,341)
Health Care — (1.42)%
Boston Scientific Corporation(a)	(11,400)	(346,446)
Stryker Corporation	(2,100)	(365,442)
		(711,888)
Industrials — (1.62)%
Lockheed Martin Corporation	(1,550)	(487,537)
Union Pacific Corporation	(2,240)	(319,782)
		(807,319)
TOTAL COMMON STOCKS - SHORT - DOMESTIC (Proceeds Received $11,511,117)		(11,769,878)

Common Stocks - Short - International — (8.05)%
Financials — (8.05)%
Canadian Imperial Bank of Commerce	(5,500)	(480,205)
Chubb Ltd.	(3,278)	(428,402)
Comdirect Bank AG	(2,600)	(36,960)
Commonwealth Bank of Australia	(13,305)	(697,245)
Intact Financial Corp.	(7,100)	(536,869)
Muenchener Rueckversicherungs-Gesellschaft AG	(1,270)	(261,750)
Swiss Re AG	(2,900)	(250,649)

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Securities Sold Short – continued
May 31, 2018

Common Stocks - Short - International — (8.05)% - continued	Shares	Fair Value
Financials — (8.05)% - continued
Westpac Banking Corporation	(16,585)	$(349,283)
Willis Towers Watson plc	(6,526)	(986,405)
TOTAL COMMON STOCKS - SHORT - INTERNATIONAL (Proceeds Received $4,005,173)		(4,027,768)

Exchange-Traded Funds - Short — (4.19)%
PowerShares QQQ Trust Series 1	(12,311)	$(2,093,732)
TOTAL EXCHANGE-TRADED FUNDS - SHORT (Proceeds Received $1,975,296)		(2,093,732)
TOTAL SECURITIES SOLD SHORT — (35.81)% (Proceeds Received $17,491,586)		$(17,891,378)

(a)	Non-dividend expense producing security.

The sectors shown on the schedule of investments and schedule of securities sold short are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Statement of Assets and Liabilities
May 31, 2018

Assets
Investments in securities, at fair value (cost $42,562,763)	$48,689,590
Deposits at broker for securities sold short and options written (a)	19,201,272
Receivable for fund shares sold	43,817
Receivable for investments sold	3,321
Dividends receivable	76,130
Tax reclaims receivable	12,086
Prepaid expenses	19,063
Total Assets	68,045,279
Liabilities
Investment securities sold short, at fair value (proceeds $17,491,586)	17,891,378
Options written, at fair value (premium received $127,396)	30,681
Payable for fund shares redeemed	3,218
Payable for investments purchased	29,376
Foreign currency payable to broker	6
Dividend expense payable on short positions	34,722
Payable to Adviser	61,657
Payable to Administrator	7,606
Other accrued expenses	28,745
Total Liabilities	18,087,389

Net Assets	$49,957,890

Net Assets consist of:
Paid-in capital	$43,904,549
Accumulated net investment loss	(109,651)
Accumulated undistributed net realized gain from investments	339,578
Net unrealized appreciation (depreciation) on:
Investment securities, securities sold short and written options	5,823,750
Foreign currency translation	(336)
Net Assets	$49,957,890

Shares outstanding (unlimited number of shares authorized, no par value)	3,577,752
Net asset value (“NAV”), offering and redemption price per share	$13.96

(a)	See Note 2 in the Notes to the Financial Statements regarding restricted cash.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Statement of Operations
For the year ended May 31, 2018

Investment Income
Dividend income (net of foreign taxes withheld of $13,709)	$719,985
Interest income	113,476
Total investment income	833,461
Expenses
Investment Adviser	675,212
Dividend expense on securities sold short	381,253
Fund accounting	33,728
Administrator	30,048
Registration	21,548
Audit and tax preparation	18,200
Transfer agent	18,000
Legal	17,342
Printing	16,003
Custodian	14,997
Short sale & interest expense	14,185
Compliance services	12,000
Trustee	6,513
Miscellaneous	27,325
Total expenses	1,286,354
Fees waived by Adviser	(137,869)
Net operating expenses	1,148,485
Net investment loss	(315,024)
Net Realized and Change in Unrealized Gain(Loss)
Net realized gain (loss) on:
Investment securities	2,248,382
Securities sold short	(1,002,877)
Foreign currency	(850)
Net change in unrealized appreciation (depreciation) on:
Investment securities	995,340
Securities sold short	768,503
Written option contracts	96,715
Foreign currency	(630)
Net realized and change in unrealized gain (loss) on investment securities, securities sold short, written option contracts and foreign currency	3,101,788
Net increase in net assets resulting from operations	$2,789,559

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Statements of Changes in Net Assets

	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(315,024)	$(289,413)
Net realized gain on investment transactions	1,244,655	955,369
Net change in unrealized appreciation (depreciation) of investments	1,859,928	3,141,736
Net increase in net assets resulting from operations	2,789,559	3,807,692
Distributions
From net realized gains	(1,405,960)	—
Total distributions	(1,405,960)	—
Capital Transactions
Proceeds from shares sold	20,806,506	23,952,785
Reinvestment of distributions	1,227,435	—
Amount paid for shares redeemed	(11,075,635)	(15,301,930)
Proceeds from redemption fees (a)	—	8,962
Net increase in net assets resulting from capital transactions	10,958,306	8,659,817
Total Increase in Net Assets	12,341,905	12,467,509
Net Assets
Beginning of year	37,615,985	25,148,476
End of year	$49,957,890	$37,615,985
Accumulated net investment loss included in net assets at end of year	$(109,651)	$(154,015)
Share Transactions
Shares sold	1,496,470	1,936,400
Shares issued in reinvestment of distributions	89,594	—
Shares redeemed	(806,979)	(1,196,167)
Net increase in share transactions	779,085	740,233

(a)	Prior to September 28, 2016, a redemption fee of 2% was charged on shares held less than 60 days.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Financial Highlights
(For a share outstanding during each year)

	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2014
Selected Per Share Data:
Net asset value, beginning of year	$13.44	$12.22	$12.55	$12.72	$12.04
Income from investment operations:
Net investment loss	(0.08)	(0.09)	(0.21)	(0.42)	(0.26	)(a)
Net realized and unrealized gain on investments	1.14	1.31	0.66	0.49	1.44
Total from investment operations	1.06	1.22	0.45	0.07	1.18
Less Distributions to Shareholders:
From net realized gains	(0.54)	—	(0.78)	(0.24)	(0.50)
Redemption fees	—	— (b)	— (b)	—	—	(b)
Net asset value, end of year	$13.96	$13.44	$12.22	$12.55	$12.72
Total Return(c)(d)	7.95%	9.98%	3.80%	0.50%	9.72%
Ratios and Supplemental Data:
Net assets, end of year (000)	$49,958	$37,616	$25,148	$96,269	$149,857
Ratio of expenses to average net assets (e)	2.97%	2.88%	2.93%	2.51%	2.49%
Ratio of expenses to average net assets before waiver and reimbursement/recoupment by Adviser (e)	3.33%	3.34%	3.92%	2.60%	2.71%
Ratio of net investment loss to average net assets	(0.82)%	(0.81)%	(1.11)%	(1.72)%	(2.04)%
Portfolio turnover rate	55.31%	75.09%	89.54%	551.53%	312.34%

(a)	Per share net investment loss has been calculated using the average shares method.
(b)	Amount represents less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Excludes redemption fee.
(e)	Includes dividend and interest expense of 1.02%, 0.93%, 0.98%, 0.56%, and 0.54% for the fiscal years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Notes to the Financial Statements
May 31, 2018

NOTE 1. ORGANIZATION

The LS Opportunity Fund (the “Fund”) is an open-end, diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”). The Fund’s investment adviser is Long Short Advisors, LLC (the “Adviser”). The Adviser has retained Prospector Partners, LLC (the “Sub-Adviser”) to serve as the sub-adviser to provide portfolio management and related services to the Fund. The Sub-Adviser receives a fee from the Adviser (not the Fund) for these services. The investment objective of the Fund is to generate long term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

LS Opportunity Fund

Notes to the Financial Statements – continued

May 31, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

As of and during the fiscal year ended May 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations as incurred. During the fiscal year ended May 31, 2018, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. For financial statement and income tax purposes, the specific identification method is used for determining capital gains or losses. Dividend income and dividend expense are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified among the components of net assets upon receipt of Schedules K-1(Form 1065). Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Redemption Fees – Prior to September 28, 2016, the Fund charged a 2.00% redemption fee for shares redeemed within 60 days of purchase. These fees were deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retained the fee charged as an increase in paid-in capital and such fees became part of the Fund’s daily NAV calculation.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of

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the counterparty to meet its obligations. Fluctuations in the value of such foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount that would be recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. For the fiscal year ended May 31, 2018, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-in Capital	Accumulated Undistributed Net Investment Loss	Accumulated Net Realized Gain from Investments
$(374,706)	$359,388	$15,318

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including exchange-traded funds (ETFs). A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities

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(also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The amount of loss may exceed the proceeds received in a short sale. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will reduce the Fund’s potential return on a short sale.

Dividend expenses on securities sold short and borrowing costs are not covered under the Adviser’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund. The amount of restricted cash or cash equivalents held at the broker as collateral for securities sold short was $19,201,272 as of May 31, 2018.

Purchasing Call Options – The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indexes. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Purchasing Put Options – The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase a put option on an owned underlying security (a “protective put”) as a defensive technique to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to

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sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. The Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire premium paid for the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing Options – The Fund may write covered call options on equity securities that the Fund is eligible to purchase to extend a holding period to obtain long-term capital gain treatment, to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains a segregated account with its custodian, cash, or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding.

The Fund may write covered put options on equity securities and futures contracts that the Fund is eligible to purchase to earn premium income or to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its custodian cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding.

Foreign Currency Exchange Contracts – The Fund may engage in foreign currency exchange transactions. The value of the Fund’s portfolio securities that are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market to purchase or sell foreign currencies. A forward foreign

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currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with the purchase and sale of foreign portfolio securities.

Derivative Transactions – The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of May 31, 2018, and the effect of derivative instruments on the Statement of Operations for the fiscal year ended May 31, 2018.

As of May 31, 2018:

Location of Derivatives on Statement of Assets and Liabilities
Derivatives	Asset Derivatives	Liability Derivatives	Fair Value
Equity Risk:
Options Purchased	Investments in securities at fair value		$142,887
Options Written		Options written at fair value	30,681

For the fiscal year ended May 31, 2018:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Contracts Opened/ Written	Contracts Closed/ Expired	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk:
Options Purchased	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investment securities	736	221	$(44,651)	$(145,435)
Options Written	Net realized gain (loss) and change in unrealized appreciation (depreciation) on written option contracts	69	—	—	96,715

The Fund is not subject to a master netting arrangement and its policy is to not offset assets and liabilities related to its investment in derivatives.

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May 31, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price, except in the case of a security sold short, in which case the last ask price is utilized. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered

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unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in money market mutual funds are generally priced at net asset value (“NAV”). These securities are categorized as Level 1 securities.

Call and put options purchased or sold by the Fund are valued at the mean of the last bid and ask prices as provided by a pricing service. If there is no such reported ask price on the valuation date, options are valued at the most recent bid price. If there is no such reported bid price on the valuation date, options are valued at the most recent ask price. Options will generally be categorized as Level 2 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the owner might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2018:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks Domestic*	$37,559,033	$—	$—	$37,559,033
Common Stocks International*	7,157,634	—	—	7,157,634
Money Market Funds	3,830,036	—	—	3,830,036
Put Options Purchased	—	76,494	—	76,494
Call Options Purchased	—	66,393	—	66,393
Total	$48,546,703	$142,887	$—	$48,689,590

*	Please refer to Schedule of Investments for sector classifications.

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	Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks Domestic*	$(11,769,878)	$—	$—	$(11,769,878)
Common Stocks International*	(4,027,768)	—	—	(4,027,768)
Exchange-Traded Funds	(2,093,732)	—	—	(2,093,732)
Put Options Written	—	(30,681)	—	(30,681)
Total	$(17,891,378)	$(30,681)	$—	$(17,922,059)

*	Please refer to Schedule of Securities Sold Short for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any levels as of May 31, 2018 based on input levels assigned at May 31, 2017.

NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 1.75% of the Fund’s average net assets. For the fiscal year ended May 31, 2018, the Adviser earned a fee of $675,212 from the Fund before the waivers described below.

The Adviser has contractually agreed to waive its management fee and reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend and interest expense on short sales, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses” (i.e., investment companies in which the Fund may invest), and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) do not exceed 1.95% of net assets.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three years following the date in which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement, whichever is lower. The contractual agreement is in effect through September 30, 2018. The expense cap may not be terminated prior to this date except by the Board. For the fiscal year ended May 31, 2018, the Adviser waived fees of $137,869. At May 31, 2018, the Adviser

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NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS – continued

was owed $61,657 from the Fund for advisory services. As of May 31, 2018, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements of $685,060 from the Fund, pursuant to the aforementioned conditions, no later than May 31, 2021.

The Adviser has retained the Sub-Adviser to provide portfolio management and related services to the Fund. The Sub-Adviser receives a fee from the Adviser (not the Fund) for these services.

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration, compliance, fund accounting and transfer agent services, including all regulatory reporting. Prior to April 12, 2018, Ultimus Asset Services, LLC, an affiliate of the Administrator, provided these services. For the fiscal year ended May 31, 2018, the Administrator earned fees of $30,048 for administration services, $12,000 for compliance services, $33,728 for fund accounting services and $18,000 for transfer agent services. At May 31, 2018, the Fund owed the Administrator $7,606 for such services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the fiscal year ended May 31, 2018.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended May 31, 2018, the cost of purchases and proceeds from sales of investment securities and securities sold short, other than short-term investments, amounted to $30,590,509 and $28,683,888, respectively.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At May 31, 2018, National Financial Services, LLC (“NFS”) owned, as record shareholder, 62% of the outstanding shares of the Fund. It is not known whether NFS or any of the underlying beneficial owners owned or controlled more than 25% of the voting securities of the Fund.

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May 31, 2018

NOTE 7. FEDERAL TAX INFORMATION

At May 31, 2018, the appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Unrealized Appreciation	$7,741,557
Gross Unrealized Depreciation	(2,198,687)
Net Unrealized Appreciation/(Depreciation)	$5,542,870

At May 31, 2018, the aggregate cost of securities, net of proceeds for securities sold short and premiums received for options written, for federal income tax purposes was $25,224,661.

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of wash losses.

The tax characterization of distributions for the fiscal years ended May 31, 2018 and May 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$—	$—
Long-Term Capital Gains	1,405,960	—
	$1,405,960	$—

At May 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$620,458
Accumulated Capital and Other Losses	(109,651)
Unrealized Appreciation/(Depreciation)	5,542,534
$6,053,341

Certain capital losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended May 31, 2018, the Fund deferred Qualified Late Year Ordinary Losses in the amount of $102,788.

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May 31, 2018

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 9. SUBSEQUENT EVENT

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. There were no items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of LS Opportunity Fund and
Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, open written option contracts, and securities sold short, of LS Opportunity Fund (the “Fund”), a series of Valued Advisers Trust, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011.

COHEN & COMPANY, LTD.
Cleveland, Ohio
July 25, 2018

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example in the table below is based on an investment of $1,000 invested at the beginning of the period, and for the entire period from December 1, 2017 to May 31, 2018.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During the Period(a)
Actual	$ 1,000.00	$ 1,020.30	$ 14.93
Hypothetical(b)	$ 1,000.00	$ 1,010.15	$ 14.86

(a)	Expenses are equal to the Fund’s annualized net expense ratio of 2.96%, multiplied by the average account value over the period, multiplied by 182/365.
(b)	Assumes a 5% return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 0%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the fiscal year ended May 31, 2018, 0% of ordinary income dividends paid by the Fund qualify for the dividends received deduction available to corporations.

For the fiscal year ended May 31, 2018, the Fund designated $1,405,960 as 20% long-term capital gain distributions.

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Ira P. Cohen, 59 Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).	Trustee and Audit Committee Chairman, Griffin Institutional Access Credit Fund (since January 2017); Trustee and Audit Committee Chairman, Griffin Institutional Real Estate Access Fund (since May 2014); Trustee, Angel Oak Funds Trust (since October 2014); Chairman (since April 2017); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017).
Andrea N. Mullins, 51 Independent Trustee Since December 2013 Chairperson since March 2017	Current: Private investor; Independent Contractor, SWM Advisors (since April 2014).	None.

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this SAI, the Trust consists of 12 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Mark J. Seger, 56 Trustee Since March 2017	Current: Managing Director and Co-Chief Executive Officer of Ultimus Fund Solutions, LLC and its subsidiaries (since 1999).	None.

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this SAI, the Trust consists of 12 series.

The following table provides information regarding the Officers of the Trust:

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Adam T. Kornegay, 33 Principal Executive Officer and President Since April 2018	Current: Vice President, Business Development Director, Ultimus Fund Solutions, LLC (since March 2015). Previous: Vice President, Citigroup, Inc. (July 2009 to February 2015).	None.
Bryan W. Ashmus, 45 Principal Financial Officer and Treasurer Since December 2013

Current: Vice President and Director of Financial Administration, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (September 2013 to December 2015); Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (from May 2005 to September 2013).

None.
Brandon R. Kipp, 34 Chief Compliance Officer Since October 2017

Current: Senior Fund Compliance Officer, Ultimus Fund Solutions, LLC (since July 2017).

Previous: Assistant Vice President and Compliance Manager, UMB Fund Services, Inc. (March 2014 to July 2017); Officer and Lead Fund Administrator, UMB Fund Services, Inc. (May 2012 to March 2014).

None.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Carol J. Highsmith, 53 Vice President Since August 2008 Secretary Since March 2014

Current: Assistant Vice President, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Employed in various positions with Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (November 1994 to December 2015), most recently Vice President of Legal Administration (2005 to December 2015).

None.

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this SAI, the Trust consists of 12 series.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 336-6763 to request a copy of the SAI or to make shareholder inquiries.

Investment Advisory Agreement Renewal Approval (Unaudited)

At a meeting held on March 13, 2018, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “LSA Agreement”) between Valued Advisers Trust (the “Trust”) and Long Short Advisors, LLC (“LSA”) with respect to the LS Opportunity Fund (the “LS Fund”). LSA provided written information to the Board to assist the Board in its considerations.

The Board discussed the contractual arrangements between LSA and the Trust for the LS Fund. They reflected upon the Board’s prior experience with LSA in managing the LS Fund, as well as their earlier discussions with LSA.

Counsel then directed the Trustees to a memorandum from his firm that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the LSA Agreement. In assessing the factors and reaching its decision, the Board took into consideration information furnished by LSA and the Trust’s other service providers for the Board’s review and consideration throughout the year, as well as information specifically prepared or presented in connection with the renewal process, including: (i) reports regarding the services and support provided to the LS Fund by LSA; (ii) quarterly assessments of the investment performance of the LS Fund; (iii) commentary on the reasons for the performance; (iv) presentations by LSA addressing its investment philosophy, investment strategy, personnel, and operations of LSA and Prospector Partners, LLC, the LS Fund’s sub-adviser (“Prospector”); (v) compliance and audit reports concerning the LS Fund, LSA, and Prospector; (vi) disclosure information contained in the registration statement of the Trust for the LS Fund and LSA’s Form ADV; (vii) information relating to the manner in which LSA oversees Prospector; and (viii) a memorandum from counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the LSA Agreement. The Board also requested and received materials including, without limitation: (a) documents containing information about LSA, including its financial information; a description of its personnel and the services it provides to the LS Fund; information on LSA’s investment advice and performance; summaries of the LS Fund’s expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the LS Fund; and (c) the benefits to be realized by LSA from its relationship with the LS Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the LSA Agreement and each Trustee may have afforded different weight to the various factors.

1.	The nature, extent, and quality of the services to be provided by LSA. In this regard, the Board considered LSA’s responsibilities under the LSA Agreement. The Trustees considered the services being provided by LSA to the LS Fund including its process for overseeing the sub-adviser’s portfolio management of the LS Fund, assuring compliance with the LS Fund’s investment objectives and limitations, its coordination of services for the LS Fund among the LS Fund’s service providers, and its efforts to promote the LS Fund and grow its assets. The Trustees reviewed the steps LSA takes to oversee and supervise the sub-adviser, as described in the materials provided by LSA. The Trustees considered the relationship of LSA’s associated adviser and its utilization of the infrastructure and other resources of that entity. The Trustees considered LSA’s continuity of, and commitment to retain, qualified personnel and LSA’s commitment to maintain and enhance its resources and systems, and the commitment of LSA’s personnel to finding alternatives and options that allow the LS Fund to maintain its goals. The Trustees considered LSA’s personnel, including the education and experience of LSA’s personnel. The Trustees reflected on certain of their prior experiences with LSA from an administrative perspective and acknowledged improvements by LSA in that regard. After considering the foregoing information and further information in the Meeting materials provided by LSA (including LSA’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent and quality of the services provided by LSA were satisfactory and adequate for the LS Fund.

2.	Investment Performance of the LS Fund and LSA. In considering the investment performance of the LS Fund, the Trustees noted that LSA did not manage any accounts directly and that it had delegated the portfolio management responsibilities of the LS Fund to a sub-adviser. Accordingly, the Trustees concluded that their consideration of this factor for LSA was less relevant in their determination of LSA’s performance of its duties than other factors. The Trustees considered the consistency of LSA’s management oversight of the LS Fund’s sub-adviser with the LS Fund’s investment objective, strategies, and limitations. The Trustees also compared the performance of the LS Fund with the performance of its benchmark index and with its Morningstar category. The Trustees noted that the LS Fund’s performance was below the average of its Morningstar category for the one year period ended December 31, 2017, but was higher for the three year, and five year periods ended December 31, 2017. The Trustees also observed that the LS Fund had underperformed as compared to its benchmark for all periods presented. With regard to the style-specific benchmark, the Trustees noted that the LS Fund had outperformed for the three year, five year, and since inception periods, and had slightly underperformed for the one year period. After reviewing and discussing the investment performance of the LS Fund further, LSA’s experience in overseeing the sub-adviser to the LS Fund, the LS Fund’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance, and LSA’s oversight of the sub-adviser to the LS Fund was satisfactory.

3.	The costs of the services to be provided and profits to be realized by LSA from its relationship with the LS Fund. In considering the costs of services to be provided and the profits to be realized by LSA from its relationship with the LS Fund, the Trustees considered: (1) LSA’s financial condition; (2) asset levels of the LS Fund; (3) the overall expenses of the LS Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by LSA regarding its profits associated with managing the LS Fund. The Trustees also considered the relationship of LSA’s related adviser and its utilization of the infrastructure and other resources of that entity. The Trustees also considered potential benefits for LSA in managing the LS Fund. The Trustees then compared the fees and expenses of the LS Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the LS Fund’s management fee was higher than the average and median of its Morningstar category. They also noted that the LS Fund’s net expense ratio was higher than the average and median of the category. In this regard, the Trustees reflected upon their discussion with a representative of LSA earlier in the Meeting, and commented on LSA’s assertion that the firm provided a premium product in comparison to other products to which they were compared in the marketplace. The Board concluded that the fees to be paid to LSA by the LS Fund and the profits to be realized by LSA, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by LSA.

4.	The extent to which economies of scale would be realized as the LS Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the LS Fund’s investors. In this regard, the Board considered the LS Fund’s fee arrangements with LSA. The Board considered that while the management fee remained the same at all asset levels, the LS Fund’s shareholders had experienced benefits from the expense limitation arrangement. The Trustees noted that once the LS Fund’s expenses fell below the cap set by the arrangement, the shareholders would continue to benefit from the economies of scale under the LS Fund’s agreements with service providers other than LSA. In light of its ongoing consideration of the LS Fund’s asset levels, expectations for growth in the LS Fund, and fee levels, the Board determined that the LS Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by LSA.

5.	Possible conflicts of interest and benefits to LSA. In considering LSA’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the LS Fund; the operations of LSA’s related investment adviser; and the substance and administration of LSA’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to LSA’s potential conflicts of interest. The Trustees noted that LSA identified no other potential benefits (in addition to the management fee) to LSA. Based on the foregoing, the Board determined that LSA’s standards and practices relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by LSA in managing the LS Fund were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the continuation of the LSA Agreement between the Trust and LSA.

Investment Sub-Advisory Agreement Renewal Approval (Unaudited)

At a meeting held on March 13, 2018, the Board considered the renewal of the Investment Sub-Advisory Agreement (the “Prospector Agreement”) between LSA and Prospector Partners, LLC (“Prospector”) with respect to the LS Fund. Prospector provided written information to the Board to assist the Board in its considerations.

The Board discussed the contractual arrangements between LSA and Prospector for the LS Fund. They reflected upon the Board’s prior experience with Prospector in managing the LS Fund, as well as their earlier discussions with Prospector.

Counsel then directed the Trustees to a memorandum from his firm that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the Prospector Agreement. In assessing the factors and reaching its decision, the Board took into consideration information furnished by Prospector and the Trust’s other service providers for the Board’s review and consideration throughout the year, as well as information specifically prepared or presented in connection with the renewal process, including: (i) reports regarding the services and support provided to the LS Fund by Prospector; (ii) quarterly assessments of the investment performance of the LS Fund; (iii) commentary on the reasons for the performance; (iv) presentations by Prospector addressing its investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the LS Fund and Prospector; (vi) disclosure information contained in the registration statement of the Trust for the LS Fund and Prospector’s Form ADV; (vii) a memorandum from counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Prospector Agreement. The Board also requested and received various informational materials including, without limitation: (a) documents containing information about Prospector, including its financial information; a description of its personnel and the services it provides to the LS Fund; information on Prospector’s investment advice and performance; summaries of the LS Fund’s expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the LS Fund; and (c) the benefits to be realized by Prospector from its relationship with the LS Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Prospector Agreement and each Trustee may have afforded different weight to the various factors.

1.	The nature, extent, and quality of the services to be provided by Prospector. In this regard, the Board considered Prospector’s responsibilities under the Prospector Agreement. The Board considered the services being provided by Prospector to the LS Fund, including without limitation: the quality of its investment sub-advisory services (including research and recommendations with respect to portfolio securities), and its process for formulating investment recommendations and assuring compliance with the LS Fund’s investment objectives and limitations. The Board considered Prospector’s continuity of, and commitment to retain, qualified personnel and Prospector’s commitment to maintain its resources and systems, and Prospector’s cooperation with the Board and Counsel for the LS Fund. The Board considered Prospector’s personnel, including the education and experience of the personnel and Prospector’s compliance program, policies and procedures. The Board considered the arrangements between LSA and Prospector pursuant to which it would have an on-going arrangement with respect to the Fund in which it would agree to waive, to a degree, a portion of its sub-advisory fees and commit to an exclusivity arrangement between itself and LSA with respect to managing other mutual funds with similar objectives. After considering the foregoing information and further information in the Meeting materials provided by Prospector (including its Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Prospector were satisfactory and adequate for the LS Fund.

2.	Investment Performance of the LS Fund and Prospector. In considering the investment performance of the LS Fund and Prospector, the Trustees considered the consistency of Prospector’s management of the LS Fund with the LS Fund’s investment objective, strategies, and limitations. The Trustees also compared the performance of the LS Fund with the performance of its benchmark index and with its Morningstar category. The Trustees focused on the performance since Prospector assumed its role as sub-adviser on May 28, 2015. They noted that the LS Fund’s performance was below the average of its Morningstar category for the one year period ended December 31, 2017. The Trustees also observed that the LS Fund had underperformed its style-specific benchmark and its broad-based benchmark for the one year period, but outperformed the style-specific benchmark for the period since Prospector began managing the LS Fund. After reviewing and discussing the investment performance of the LS Fund further, Prospector’s experience sub-advising the LS Fund, the LS Fund’s performance since Prospector began managing the portfolio, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the LS Fund and Prospector was satisfactory.

3.	The costs of the services to be provided and profits to be realized by Prospector from the relationship with the LS Fund. In this regard, the Board considered: (1) Prospector’s financial condition; (2) asset levels of the LS Fund; (3) the overall expenses of the LS Fund; and (4) the nature and frequency of sub-advisory fee payments. The Trustees reviewed information provided by Prospector regarding its profits associated with managing the LS Fund. The Board also considered potential benefits for Prospector in managing the Fund. The Board compared the fees and expenses of the Fund (including the sub-advisory fee) to other private fund accounts managed by Prospector, and determined that the fee arrangements were relatively comparable in light of the differing structures. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Prospector by LSA and the profits to be realized by Prospector, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Prospector.

4.	The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the LS Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with Prospector. The Board considered that while the sub-advisory fee changed with changes in the Fund’s assets, the Fund’s shareholders did not realize any changes in their overall expenses as Prospector’s fee was paid entirely from the advisory fee paid to LSA, which was fixed. The Board considered the sub-advisory fees in light of the overall arrangement with the Fund’s investment adviser. In light of the foregoing, the Board determined that the LS Fund’s fee arrangements for Prospector, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Prospector.

5.	Possible conflicts of interest and benefits to Prospector. In evaluating Prospector’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the LS Fund; the basis of decisions to buy or sell securities for the LS Fund and/or Prospector’s other accounts; the substance and administration of Prospector’s code of ethics and other relevant policies described in Prospector’s Form ADV, and affiliations and associations of Prospector and its principals. The Board concluded that the foregoing matters were appropriately disclosed and managed by Prospector. With respect to benefits to Prospector (in addition to the fees under the Prospector Agreement), the Board noted that Prospector would benefit from its relationship with the LS Fund as the LS Fund would provide a more diversified investor base and an alternative vehicle in which to place clients with initial investments below the minimum for its private funds. Following further consideration and discussion, the Board determined that Prospector’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory and the benefits to be realized by Prospector from managing the LS Fund were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the continuation of the Prospector Agreement between LSA and Prospector.

FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ account transactions, transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (877) 336-6763

Who we are
Who is providing this notice?	Valued Advisers Trust
What we do
How does Valued Advisers Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account or provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes — information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

■ Valued Advisers Trust doesn’t jointly market financial products or services to you.

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PROXY VOTING

A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent twelve month period ended June 30, is available without charge and upon request by (1) calling the Fund at (877) 336-6763 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson
Ira P. Cohen
Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President
Bryan W. Ashmus, Principal Financial Officer and Treasurer
Brandon R. Kipp, Chief Compliance Officer
Carol J. Highsmith, Vice President and Secretary

INVESTMENT ADVISER

Long Short Advisors, LLC
1818 Market Street, 33rd Floor, Suite 3323
Philadelphia, PA 19103

DISTRIBUTOR

Unified Financial Securities, LLC
9465 Counselors Row, Suite 200
Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

CUSTODIAN

U.S. Bank, N.A.
425 Walnut St.
Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC
Member FINRA/SIPC

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Andrea N. Mullins, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

LS Opportunity Fund:	FY 2018	$14,500
	FY 2017	$14,000

BFS Equity Fund:	FY 2018	$13,500
	FY 2017	$13,000

(b)	Audit-Related Fees

Registrant

LS Opportunity Fund:	FY 2018	$0
	FY 2017	$0

BFS Equity Fund:	FY 2018	$0
	FY 2017	$0

(c)	Tax Fees

Registrant

LS Opportunity Fund:	FY 2018	$3,000
FY 2017	$3,000

BFS Equity Fund:	FY 2018	$3,000
FY 2017	$3,000

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant

LS Opportunity Fund:	FY 2018	$0
FY 2017	$0

BFS Equity Fund:	FY 2018	$0
FY 2017	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	100%
All Other Fees:	0%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2018	$6,000	$0
FY 2017	$6,000	$0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 13. Exhibits.

(a)	(1)	Code is filed herewith.

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Valued Advisers Trust

By	/s/ Adam T. Kornegay
Adam T. Kornegay, President and Principal Executive Officer

Date	8/3/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Adam T. Kornegay
Adam T. Kornegay, President and Principal Executive Officer

Date	8/3/2018

By	/s/ Bryan W. Ashmus
Bryan W. Ashmus, Treasurer and Principal Financial Officer

Date	8/3/2018